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                                                                   Exhibit 10.14
                                                                  Execution Copy


                            STOCK PURCHASE AGREEMENT

                                   Dated as of

                                  March 2, 1999

                                     between

                         PUERTO RICO TELEPHONE AUTHORITY

                                       and

                                    THE TRUST

                                       OF

                        THE EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                     TELECOMUNICACIONES DE PUERTO RICO, INC.
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                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT (the "Agreement") dated as of March 2, 1999, by and between Puerto Rico Telephone Authority (the "Authority" or "Seller"), a public corporation and government instrumentality of the Commonwealth of Puerto Rico ("Puerto Rico"), and the Trust of the Employee Stock Ownership Plan of Telecomunicaciones de Puerto Rico, Inc. (the "Trust" or "Buyer").

                  WHEREAS, the Authority, Puerto Rico Telephone Company, GTE Holdings (Puerto Rico) LLC and GTE International Telecommunications Incorporated ("GITI") entered into an Amended and Restated Stock Purchase Agreement dated as of July 21, 1998 (as amended from time to time, the "Stock Purchase Agreement"), pursuant to which the Authority agreed to sell certain shares of common stock, par value $0.01 per share ("Company Shares"), of Telecomunicaciones de Puerto Rico, Inc. (the "Company");

                  WHEREAS, pursuant to authority granted under Act No. 54 of August 4, 1997 and Joint Resolution No. 209 of June 24, 1998 (collectively, the "Authorizing Legislation"), the Authority agreed to offer to sell, in conjunction with the closing of the Stock Purchase Agreement, Company Shares, constituting 3.0% of the outstanding Company Shares, to a stock bonus plan or employee stock ownership plan, as described in Section 8.02(1)(ii) of the Stock Purchase Agreement;

                  WHEREAS, immediately prior to the closing of the Stock Purchase Agreement, the Authority was the owner of 1,000,000 Company Shares, representing 100% of the issued and outstanding capital stock of the Company; and

                  WHEREAS, the Trust desires to purchase, and the Authority desires to sell, on the terms and conditions set forth herein, 30,000 Company Shares, representing 3.0% of the issued and outstanding Company Shares (the "Shares").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                           PURCHASE AND SALE OF SHARES

            1.1 Purchase of Shares. The Authority hereby agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase, from the Authority, the Shares. In full consideration therefor, Buyer agrees to pay to the Authority $26,100,000 in cash or in immediately available funds by wire transfer to an account designated in writing by the Authority (the "Purchase Price").

            1.2 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:
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         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF
         1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS
         OF ANY STATE OR THE COMMONWEALTH OF PUERTO RICO, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE
         ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT."

                                   ARTICLE II

                 REPRESENTATION AND WARRANTIES OF THE AUTHORITY

                  The Authority hereby represents and warrants to Buyer that:

            2.1 Existence and Power. The Authority is validly existing as a public corporation under the laws of Puerto Rico and has all requisite power, authority and legal right to conduct its affairs as currently conducted, and to execute, deliver and perform its obligations under this Agreement.

            2.2 Corporate Authorization.

            (a) The execution, delivery and performance by the Authority of this
                Agreement and the documents to be delivered in connection herewith are within the Authority's powers and have been duly authorized by the Governing Board of the Authority and, upon execution thereof, will be duly executed and delivered by the Authority.

            (b) This Agreement constitutes the valid and legally binding agreement of the Authority, that is enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally, or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            2.3 Governing Authorization. The execution, delivery and performance by the Authority of this Agreement and the documents to be delivered in connection herewith require no approval or other action by or in respect of, or filing with, any Puerto Rico and United States governmental authority other than: (i) compliance with any applicable requirements of the Communications Act of 1934, as amended, and any rules, regulations practices and policies promulgated by the Federal Communications Commission; (ii) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (iii) compliance with any applicable requirements of the Telecommunications Regulatory Board of Puerto Rico.

            2.4 Absence of Conflicts. Provided that the Trust and the Employee Stock Ownership Plan of Telecomunicaciones de Puerto Rico, Inc. (the "ESOP") are an employee stock ownership plan and trust that meets the requirements of clauses (i) and (ii) of Section


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8.02(1)(i) of the Stock Purchase Agreement, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby by the Authority, (i) conflicts with, or will result in any violation of, any judgment, decree, order, statute, rule or regulation applicable to or binding on the Authority, (ii) conflicts with, violates or will result in a breach of any agreement or instrument to which the Authority is a party or by which it is bound, or (iii) conflicts with or violates any provision of the governing instruments of the Authority. The Authority has obtained all consents and approvals that are necessary for the execution, delivery and performance of this Agreement.

            2.5 Capitalization. The Authority was, immediately prior to the closing of the Stock Purchase Agreement, the record and beneficial owner of all the issued and outstanding Company Shares.

            2.6 No Broker. The Authority has not authorized any broker, dealer, agent or finder to act on its behalf nor does the Authority have any knowledge of any broker, dealer, agent or finder purporting to act on its behalf with respect to this transaction.

            2.7 Title to Shares. The Shares are duly authorized, validly issued, fully paid, and non-assessable and free of preemptive rights, and upon delivery of the Shares to Buyer, Buyer will acquire good and indefeasible title to the Shares, free and clear of any and all liens, claims or encumbrances of any kind.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer hereby represents and warrants to the Authority that:

            3.1 Existence and Power. Buyer is a trust duly organized and validly existing under the laws of the State of California and has all requisite power, authority and legal right to conduct its affairs as currently conducted, and to execute, deliver and perform its obligations under this Agreement.

            3.2 Corporate Authorization.

            (a) The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered in connection herewith are within Buyer's powers and have been duly authorized by the trustee of Buyer and, upon execution thereof, will be duly executed and delivered by Buyer.

            (b) This Agreement constitutes the valid and legally binding agreement of Buyer, that is enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally, or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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            3.3 Absence of Conflicts. Neither the execution and delivery of this
Agreement, nor the consummation of the transactions contemplated hereby by Buyer, (i) conflicts with, or will result in any violation of, any judgment, decree, order, statute, rule or regulation applicable to or binding on Buyer,
(ii) conflicts with, violates or will result in a breach of any agreement or instrument to which Buyer is a party or by which it is bound, or (iii) conflicts with or violates any provision of the governing instruments of Buyer. Buyer has obtained all consents and approvals that are necessary for the execution, delivery and performance of this Agreement.

            3.4 Investment Intent. Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended, or any other applicable state securities law, and that the Company has no present intention of so registering the Shares. Buyer is purchasing the Shares for its own account, for investment purposes only, and with no present intention of reselling, directly or indirectly participating in any distribution of or otherwise disposing of the Shares, except in compliance with applicable securities laws. Buyer understands that transferability of the Shares is restricted by virtue of the Shares not being registered for resale and that the Company is not required to register the Shares on Buyer's behalf.

            3.5 Sophisticated Investor. Buyer acknowledges that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Shares.

            3.6 No Brokers. Buyer has not authorized any broker, dealer, agent or finder to act on its behalf nor does Buyer have any knowledge of any broker, dealer, agent or finder purporting to act on its behalf with respect to this transaction.

                                   ARTICLE IV

                              CONDITIONS TO CLOSING

            4.1 Conditions to Obligations of Authority. The obligation of the Authority to consummate the closing of this Agreement is subject to the Authority having received satisfactory assurances to the effect that the Trust and the ESOP:

            (a) satisfied the applicable requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended; and

            (b) qualified for favorable tax treatment under the Puerto Rico Internal Revenue Code of 1994, as amended (the "PR Code").

            4.2 Conditions to Obligations of Buyer. The obligation of Buyer to consummate the closing of this Agreement is subject to Buyer having received:


            (a) one or more opinions of counsel to GITI, reasonably satisfactory to Buyer, to the effect that (i) the Shares are employer securities under
Section 409(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and Section 1165(h)(2) of the PR


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Code, and (ii) the Trust and the ESOP constitute a qualified plan and a tax-exempt trust under Section 401(a) of the Code and Section 1165(a) of the PR Code; and

            (b) one or more opinions of counsel to the Authority, reasonably satisfactory to Buyer, to the effect that this Agreement is enforceable by the Trust against the Authority in accordance with its terms under the laws of Puerto Rico.

                                   ARTICLE V

                                  CROSS-RECEIPT

            5.1 Receipt of Shares. By execution and delivery of this Agreement, Buyer hereby acknowledges the receipt of the Shares.

            5.2 Receipt of Purchase Price. By execution and delivery of this Agreement, the Authority hereby acknowledges receipt of the Purchase Price.

                                   ARTICLE VI

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

            6.1 Survival. The representations and warranties of the parties contained in this Agreement shall survive the purchase and sale of the Shares under this Agreement.

            6.2 Indemnification by Buyer. Buyer shall indemnify and hold harmless the Authority from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any Buyer representation or warranty, or the breach by Buyer of any covenant or agreement, contained herein or in any instrument or certificate delivered pursuant hereto.

            6.3 Indemnification by the Authority. The Authority shall indemnify and hold harmless Buyer from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any representation or warranty by the Authority, or the breach by the Authority of any covenant or agreement, contained herein or in any instrument or certificate delivered pursuant hereto.

                                  ARTICLE VII

                                  MISCELLANEOUS

            7.1 Notices. All notices, requests and other communications to each party hereunder shall be in writing (including telecopy or similar writing, with confirmation of receipt) and shall be given:



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                  If to the Authority, to:

                           Puerto Rico Telephone Authority
                           c/o Government Development Bank for Puerto Rico Minillas Government Center
                           San Juan, Puerto Rico 00940
                           Telephone:       (787) 722-8460
                           Telecopy:        (787) 721-1443
                           Attention:       President

                  With a copy to

                           Pietrantoni, Mendez & Alvarez
                           Banco Popular Center
                           Suite 1901
                           209 Munoz Rivera Avenue
                           San Juan, Puerto Rico 00918
                           Telephone:       (787) 274-4912
                           Telecopy:        (787) 274-1470
                           Attention:       Manuel R.  Pietrantoni

                           Akin, Gump, Strauss, Hauer & Feld L.L.P.
                           1333 New Hampshire Avenue, N.W.
                           Suite 400
                           Washington, D.C.  20036
                           Telephone:       (202) 887-4000
                           Telecopy:        (202) 887-4288
                           Attention: Russell W.  Parks, Jr.

                  If to Buyer, to:

                           U.S. Trust Company, N.A.
                           515 South Flower Street
                           Los Angeles, CA 90071
                           Telephone:       (213) 861-5025
                           Telecopy:        (213) 488-1366
                           Attention:       Charles E. Wert
                                            Executive Vice President

                  With a copy to:

                           Jones, Day, Reavis & Pogue
                           77 West Wacker Drive
                           Suite 3500
                           Chicago, IL 60601
                           Telephone:       (312) 782-3939


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                           Telecopy:        (312) 782-8585
                           Attention:       Ronald S.  Rizzo

                           GTE International Telecommunications Incorporated 5221 North O'Connor Boulevard
                           Irving, Texas 75039
                           Telephone:       (972) 718-5000
                           Telecopy:        (972) 718-2916
                           Attention:       Fares Salloum

                           Covington & Burling
                           1201 Pennsylvania Avenue, N.W.
                           P.O.  Box 7566
                           Washington, DC 20044-7566
                           Telephone:       (202) 662-6000
                           Telecopy:        (202) 662-6291
                           Attention:       Amy N. Moore

            7.2 Amendment and Modification. This Agreement may be amended, modified, or supplemented only by written agreement of both of the parties hereto.

            7.3 Waiver of Compliance; Consents. Any failure of a party to comply with any obligation, covenant, agreement, or condition herein may be waived by the other party; provided, however, that any such waiver may be made only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 6.3, with appropriate notice in accordance with Section 6.1 of this Agreement.

            7.4 Expenses. All fees and expenses (including all fees of counsel and accountants) incurred by any party in connection with the negotiation and execution and consummation of this Agreement shall be borne by the party who incurred them.

            7.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of Puerto Rico without giving effect to principles of conflicts of laws.

            7.6 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

            7.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise,


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understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto.

            7.8 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

            7.9 Severability. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or, unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                           PUERTO RICO TELEPHONE AUTHORITY

                           By:__________________________________
                           Name:
                           Title:

                           TRUST OF THE EMPLOYEE STOCK OWNERSHIP
                           PLAN OF TELECOMUNICACIONES DE PUERTO
                           RICO, INC.

                           By:   U.S.  TRUST COMPANY, NATIONAL
                                 ASSOCIATION, solely in its capacity as trustee and not in its individual capacity

                           By:__________________________________
                           Name:      Norman P.  Goldberg
                           Title:     Managing Director


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